UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 1, 2026
Date of Report (Date of earliest event reported)

TechnipFMC plc
(Exact name of registrant as specified in its charter)

England and Wales	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Subsea Lane
Houston, Texas
United States of America	77044
(Address of principal executive offices)	(Zip Code)
+1 281-591-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares, $1.00 par value per share	FTI	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At TechnipFMC plc's (the "Company") Annual General Meeting of Shareholders held on May 1, 2026 (the "Annual Meeting"), shareholders approved Amendment No. 1 (the "Amendment") to the TechnipFMC plc 2022 Incentive Award Plan (the "Plan"). The Amendment was adopted by the Board of Directors on February 16, 2026 and became effective upon stockholder approval at the Annual Meeting.

The terms and conditions of the amended Plan are described in the section entitled "Proposal 8 - Approval of Amendment No. 1 to the TechnipFMC plc 2022 Incentive Award Plan" in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2026. The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held the Annual Meeting for the purpose of (1) electing each of the 9 director nominees for a term expiring at the Company’s 2027 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company’s articles of association; (2) approving, as a non-binding advisory resolution, the Company’s named executive officer compensation for the year ended December 31, 2025; (3) approving, as a non-binding advisory resolution, the Company’s directors’ remuneration report for the year ended December 31, 2025; (4) receiving the Company’s audited U.K. accounts for the year ended December 31, 2025, including the reports of the directors and the auditor thereon; (5) ratifying the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2026; (6) reappointing PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the 2026 Annual General Meeting of Shareholders until the next annual general meeting of shareholders at which accounts are laid; (7) authorizing the Board and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2026; (8) authorizing the Amendment to the Plan; (9) authorizing the Board to allot equity securities in the Company; and (10) authorizing the Board to allot equity securities without pre-emptive rights pursuant to the authority contemplated by the resolution in Proposal 9. Each proposal is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2026.

The following are the final voting results of the Annual Meeting.

Proposal 1(a)-1(i) – Election of Directors
Elect each of the following director nominees for a term expiring at the Company’s 2027 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company’s articles of association: The voting results were as follows:

a. Election of director: Douglas J. Pferdehirt
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
343,831,977	98.71%	4,486,212	1.28%	127,101	16,270,428

b. Election of director: Robert G. Gwin
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
347,718,810	99.82%	601,279	0.17%	125,201	16,270,428

c. Election of director: Eleazar de Carvalho Filho
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
343,049,351	98.48%	5,260,986	1.51%	134,953	16,270,428

d. Election of director: Claire S. Farley
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
347,992,095	99.90%	322,501	0.09%	130,694	16,270,428

e. Election of director: John O’Leary
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
346,534,709	99.48%	1,785,894	0.51%	124,687	16,270,428

f. Election of director: Margareth Øvrum
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
346,620,222	99.51%	1,698,331	0.48%	126,737	16,270,428

g. Election of director: Kay G. Priestly
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
348,079,804	99.93%	235,700	0.06%	129,786	16,270,428

h. Election of director: John Yearwood
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
346,282,630	99.41%	2,036,091	0.58%	126,569	16,270,428

i. Election of director: Sophie Zurquiyah
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
345,840,545	99.29%	2,472,410	0.70%	132,335	16,270,428

Proposal 2 – 2025 U.S. Say-on-Pay for Named Executive Officers
Approve, on an advisory basis, the Company’s named executive officer compensation for the year ended December 31, 2025.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
322,841,931	92.75%	25,210,047	7.24%	393,312	16,270,428

Proposal 3 – 2025 Directors' Remuneration Report
Approve, on an advisory basis, the Company’s directors’ remuneration report for the year ended December 31, 2025.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
323,394,405	92.91%	24,659,067	7.08%	391,818	16,270,428

Proposal 4 – Receipt of U.K. Annual Report and Accounts
Receipt of the Company’s audited U.K. accounts for the year ended December 31, 2025, including the reports of the directors and the auditor thereon.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
361,912,181	99.95%	150,099	0.04%	2,653,438	N/A

Proposal 5 – Ratification of U.S. Auditor
Ratify the appointment of PwC as the Company's U.S. independent registered public accounting firm for the year ending December 31, 2026.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
363,673,738	99.78%	796,342	0.21%	245,638	N/A

Proposal 6 – Re-appointment of U.K. Statutory Auditor
Reappoint PwC as the Company's U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the 2026 Annual General Meeting of Shareholders until the next annual general meeting of shareholders at which accounts are laid.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
363,720,120	99.79%	730,703	0.20%	264,895	N/A

Proposal 7 – Approval of U.K. Statutory Auditor Fees
Authorize the Board of Directors and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2026.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
363,181,751	99.62%	1,380,265	0.37%	153,702	N/A

Proposal 8 – Approval of Amendment No. 1 to the TechnipFMC plc 2022 Incentive Award Plan
Authorize an amendment to the TechnipFMC plc 2022 Incentive Award Plan.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
342,523,224	98.34%	5,765,029	1.65%	157,037	16,270,428

Proposal 9 – Authority to Allot Equity Securities
Authorize the Board to allot equity securities in the Company.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
360,169,480	98.77%	4,466,187	1.22%	80,051	N/A

Proposal 10 – Authority to Allot Equity Securities without Pre-emptive Rights
Pursuant to the authority contemplated by the resolution in Proposal 9, authorize the Board to allot equity securities without pre-emptive rights.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
357,162,747	97.96%	7,420,955	2.03%	132,016	N/A

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description
10.1^
Amendment No. 1 to the TechnipFMC plc 2022 Incentive Award Plan (incorporated by reference from Appendix B to TechnipFMC plc's Definitive Proxy Statement on Schedule 14A, filed on March 19, 2026 (File No. 001-37983)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

^	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

By: /s/ Cristina Aalders
Dated:	May 1, 2026	Name: Cristina Aalders
Title: Executive Vice President
Chief Legal Officer and Secretary